UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 28, 2017 (September 22, 2017)

Date of Report (Date of Earliest Event Reported)

Harte Hanks, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7120	74-1677284
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9601 McAllister Freeway, Suite 610

San Antonio, Texas  78216

(210) 829-9000

(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02                                        Results of Operations and Financial Condition.

On September 28, 2017, Harte Hanks issued a press release announcing financial results for its second quarter of 2017.  The full text of the press release is furnished with this Current Report as Exhibit 99.1 and is incorporated by reference herein.

The information contained in this Item 2.02 (including Exhibit 99.1) of this Current Report is furnished pursuant to this Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, notwithstanding any general incorporation by reference language in other Harte Hanks filings.

Item 7.01                                        Regulation FD Disclosure.

On September 22, 2017, the New York Stock Exchange (the “NYSE”) notified Harte Hanks that, pursuant to the NYSE’s late filer rules outlined in section 802.01E of the NYSE’s Listed Company Manual, the NYSE had agreed to provide an additional trading period through October 31, 2017 for Harte Hanks to complete and file its Form 10-Q for the second quarter of 2017.

Item 9.01                                        Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being furnished herewith:

99.1      Press Release of Harte Hanks, Inc. dated September 28, 2017, announcing financial results for its second quarter of 2017

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Harte Hanks, Inc. dated September 28, 2017, announcing financial results for its second quarter of 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harte Hanks, Inc.

Dated: September 28, 2017

By:	Robert L. R. Munden
Executive Vice President,
General Counsel & Secretary